                                                                    EXHIBIT 10.5

                    COLLATERAL TRADEMARK SECURITY AGREEMENT
                    ---------------------------------------


     THIS COLLATERAL TRADEMARK SECURITY AGREEMENT ("Security Agreement") made as of the 15/th/ day of October, 1999 by GRUBB & ELLIS COMPANY, a Delaware corporation, having its principal office at 2215 Sanders Road, Suite 400, Northbrook, Illinois 60062 ("Borrower") in favor of BANK OF AMERICA, N.A., a national banking association, as administrative agent (in such capacity "Administrative Agent"), having an office at 231 South LaSalle Street, Chicago, Illinois 60697 for itself and the benefit of the banks and other financial institutions or entities (the "Lenders") from time to time parties to the Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Borrower, Administrative Agent and the Lenders.


                             W I T N E S S E T H:

     WHEREAS, Lenders and Borrower have entered into the Credit Agreement providing for Lenders to make certain Loans and extend other financial accommodations to Borrower (Capitalized terms used but not otherwise defined herein shall have the meaning given such terms in the Credit Agreement.); and

     WHEREAS, it is a condition precedent to the making of the Loans under the Credit Agreement by Lenders that Borrower shall have granted the security interest and made the collateral assignment contemplated by this Security Agreement;

     NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans under the Credit Agreement, Borrower hereby agrees with Administrative Agent and its successors, transferees and assigns as follows:

     1.  Grant of Security Interest.  To secure the prompt and complete payment,
         --------------------------
observance and performance of all of the Borrower Obligations, Borrower hereby grants, bargains, assigns, mortgages, pledges, sells and creates a security interest in and transfers and conveys the same to Administrative Agent, and its successors, transferees and assigns, for itself and the benefit of the Lenders, as and by way of a first mortgage and security interest having priority over all other security interests, with power of sale as hereinafter provided, to the extent permitted by law, with respect to all of the following property of Borrower, whether now owned or existing or hereafter acquired or arising (collectively, the "Collateral"):

               (a) all of Borrower's rights, title and interests in its trademarks and trademark registrations and all rights and interests under trademark license agreements, trade names and trademark applications for which registrations have been issued or applied for in the United States Patent and Trademark Office, or used in the United States or any state, territory or possession thereof, including, without limitation, the trademarks, trademark registrations and applications listed on Annex A attached hereto and made a part hereof and the trademark
             -------
          license agreements (both as licensee and licensor), other than those trademark license agreements with independently owned and operated companies with whom Grantor or its Subsidiaries has entered into commercial real estate brokerage affiliation agreements, listed on Annex B attached hereto and made a part hereof and (i) all renewals
          -------
          thereof, (ii) all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof but excluding attorneys' fees and court costs payable to Borrower in respect thereto, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing trademark, trademark registrations, and interests under trademark license agreements, trade names and applications, together with the items described in clauses (i) through (iv) in this
                                      -----------
          subparagraph (a), are sometimes hereinafter individually and/or
          ----------------
          collectively referred to as the "Trademarks"); and

               (b) the goodwill of Borrower's business connected with the Trademarks.

     2.   Collateral Assignment.  Notwithstanding the terms and provisions of
          ---------------------
Section 1 above, this grant shall be for collateral purposes only. Unless an Event of Default shall have occurred and be continuing, Borrower shall retain the right to use the Collateral, for Borrower's own benefit and account. Upon the occurrence and during the continuance of any Event of Default, Borrower's rights to the Collateral as set forth in this paragraph shall terminate automatically without any requirement of notice to Borrower of such termination, and the Administrative Agent shall thereupon have, in addition to all other rights and remedies given it by this Agreement, those allowed by the federal laws of the United States and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which any of the Collateral may be located.

     3.  Restrictions on Future Agreements.  Borrower agrees that during the
         ---------------------------------
existence and continuation of an Event of Default and until all Borrower Obligations shall have been satisfied in full and the Credit Agreement shall have been terminated, Borrower will not, without Administrative Agent's prior written consent, abandon any Trademark or enter into any agreement, except with Borrower's Affiliates, including, without limitation, any license agreement, which is inconsistent with Borrower's obligations under this Security Agreement if such actions would materially adversely affect the fair market value of the Collateral or the benefits of this Security Agreement granted to Administrative Agent including, without limitation, the priority or perfection of the security interest granted herein or the remedies of Administrative Agent hereunder, and Borrower further agrees that during the existence and continuation of an Event of Default it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action, which would affect the validity or enforcement of the rights transferred or granted to Administrative Agent under this Security Agreement and any such agreement or action if it shall take place shall be null and void and of no effect whatsoever.

     4.   New Trademarks.  Borrower represents and warrants that the Trademarks
          --------------
listed on Annex A and the license agreements listed on Annex B constitute all of
          -------                                      -------
the Trademarks and applications now owned by or licensed to or by Borrower for which registrations have been issued or applied for in the United States Patent and Trademark Office. If, before the Borrower Obligations have been satisfied in full and the Credit Agreement terminated, Borrower shall (i) obtain rights to any new trademarks, trademark registrations or applications or trade names used in the United States or any state, territory or possession thereof, or (ii) become entitled to the benefit of any trademark application, trademark, trademark registration or trade name used in the United States or any state, territory or possession thereof, the provisions of Section 1 above shall
                                                   ---------
automatically apply thereto and Borrower shall give to Administrative Agent prompt written notice thereof. Borrower hereby authorizes Administrative Agent to modify this Security Agreement by amending Annex A and Annex B to include any
                                              -------     -------
future trademarks, trademark registrations, trademark applications, trade names and license agreements which are Trademarks, as applicable, under Section 1
                                                                  ---------
above or under this Section 4.
                    ---------

     5.   Additional Representations and Warranties. Borrower hereby represents,
          -----------------------------------------
warrants, covenants and agrees that:

          (a) Except as otherwise provided herein or in the Credit Agreement, including, without limitation, dispositions of Collateral in connection with dispositions of assets permitted under the Credit Agreement, it is and will continue to be the owner of all right, title and interest in the Collateral so long as the Trademarks shall continue in force, free from any lien or security interest in favor of any Person except for the security interest granted to Administrative Agent.

          (b) It has the full right and power to grant the security interest in the Collateral made hereby.

          (c) Except to its Affiliates, it has made no previous assignment, transfer or agreements in conflict herewith or constituting a present or future assignment, transfer, or encumbrance on any of the Collateral except for license agreements to use such Trademarks granted to licensees described on Annex B hereto.
                  -------

          (d) (i) There is no financing statement or other document or instrument now signed or on file in any public office covering any part of the Collateral, except those showing Administrative Agent as secured party, and so long as any Borrower Obligations remain outstanding under the Credit Agreement or the Credit Agreement has not terminated, and (ii) it will not execute, and it shall not permit there to be on file in any public office, any such financing statement or other document or instruments, except financing statements on file or to be filed in favor of Administrative Agent.

          (e) Subject to any limitations stated therein or in connection therewith, all information furnished to Administrative Agent or the other Lenders concerning the Collateral and proceeds thereof, for the purpose of obtaining credit or an extension of credit, is, or will be at the time the same is furnished, accurate and correct in all material respects.

          (f) To the best of Borrower's knowledge and belief after due inquiry, no material infringement or unauthorized use presently is being made of any of the Trademarks which would materially adversely affect the fair market value of the Collateral or the benefits of this Security Agreement granted to Administrative Agent including, without limitation, the priority or perfection of the security interest granted herein or the remedies of Administrative Agent hereunder.

     6.   Royalties; Terms.  Borrower hereby agrees that any rights to use
          ----------------
granted hereunder by Administrative Agent and its successors, transferees and assigns with respect to all Collateral as described above shall be worldwide (to the extent Borrower has such rights) and without any liability for royalties or other related charges from Administrative Agent or Lenders, ratably, to Borrower. The term of the assignments of security interests granted herein shall extend until the earlier of (i) the expiration or termination of each of the Trademarks assigned hereunder or (ii) all Borrower Obligations have been paid in full and the Credit Agreement has been terminated.

     7.   Administrative Agent's Right to Inspect.  Administrative Agent shall
          ---------------------------------------
have the right, upon reasonable notice and from time to time, to inspect Borrower's premises and to examine Borrower's books, records and operations. During the existence and continuation of an Event of Default, Borrower agrees not to sell or assign its interest in, or grant any license under, any of the Collateral without the prior written consent of Administrative Agent. Unless Administrative Agent reasonably determines that to do so would be adverse to its interests, Administrative Agent will give Borrower reasonable advance notice and make any inspections during Borrower's normal business hours.

     8.   Release of Security Interest.
          ----------------------------

          (a) This Security Agreement is made for collateral purposes only. Upon payment in full of all Borrower Obligations and termination of the Credit Agreement, Administrative Agent shall, at Borrower's sole cost and expense, execute and deliver to Borrower all termination statements, assignments and other instruments as may be necessary or proper to re-vest in Borrower full title to the Collateral granted hereby, subject to any disposition thereof which may have been made by Administrative Agent pursuant hereto or pursuant to the Credit Agreement.

          (b) Upon any sale, assignment, lease or other disposition of all or any part of the Collateral permitted by the Credit Agreement or in connection with the sale, assignment, lease or other disposition of assets permitted by the Credit Agreement, with application of the proceeds thereof made in accordance with the Credit Agreement, Administrative Agent acknowledges and agrees that the security interest in the Collateral granted hereby shall be released and that it shall execute and deliver to Borrower all termination statements, assignments and other documents and instruments as may be necessary or desirable to fully release the security interest in such Collateral granted hereby.

     9.  Duties of Borrower.  During the existence and continuation of an Event
         ------------------
of Default Borrower agrees: (a) Borrower shall have the duty (i) to prosecute diligently any trademark application that is part of the Trademarks pending as of the date hereof or thereafter until all Borrower Obligations shall have been paid in full and the Credit Agreement shall have been terminated, (ii) to make application on Trademarks as appropriate and (iii) to preserve and maintain all rights in trademark applications, trademarks, trade names, interests under trademark license agreements and trademark registrations that are part of the Trademarks, the fair market value of the Collateral, in each case to the extent such items are still used or useful in the business of Borrower, or the benefits of this Security Agreement granted to Administrative Agent including, without limitation, the priority or perfection of the security interest granted herein or the remedies of Administrative Agent hereunder; (b) any expenses incurred in connection with such applications shall be borne by Borrower; (c) Borrower agrees to retain an experienced trademark attorney approved by Administrative Agent for the filing and prosecution of all such applications and other proceedings at the time of such filing of prosecution; and (d) Borrower shall not abandon any right to file a trademark application or any pending trademark application without the consent of Administrative Agent.

     If Borrower fails to comply with any of the foregoing duties, Administrative Agent may do so in Borrower's name to the extent permitted by law, but at Borrower's expense, and Borrower hereby agrees to reimburse Administrative Agent in full for all expenses, including the reasonable fees and disbursements of counsel incurred by Administrative Agent in protecting, defending and maintaining the Collateral, which counsel may be the employee of the Administrative Agent.

     In the event that Borrower shall fail to pay when due any fees required to be paid by it hereunder, or shall fail to discharge any lien or security interest prohibited hereby, or shall fail to comply with any other duty hereunder, Administrative Agent may, but shall not be required to, pay, satisfy, discharge or bond the same for the account of Borrower, and all moneys so paid out shall be Borrower Obligations repayable on demand, together with interest at the rate of interest applicable to Loans under the Credit Agreement.

     Borrower further agrees that for so long as no Event of Default exists Borrower will at all times maintain, preserve and protect the Collateral to the extent consistent with prudent and reasonable business practices.

     10.  Remedies; Right to Sue.  Upon the occurrence and during the
          ----------------------
continuance of an Event of Default, Administrative Agent's remedies shall be as set forth in Section 6.6 of that certain Guaranty and Collateral Agreement of even date herewith by and among, inter alia, Borrower and Administrative Agent. In addition to the foregoing, upon the occurrence and during the continuance of an Event of Default, Administrative Agent and its successors, transferees and assigns and shall have the right, but shall in no way be obligated, to bring suit in their own name to enforce the Trademarks, and any licenses thereunder, and, if Administrative Agent or any such other party shall commence any such suit, Borrower shall, at the request of Administrative Agent or such other party, do any and all lawful acts and execute any and all proper documents required by Administrative Agent or such other party in aid of such enforcement and Borrower shall promptly, upon demand, reimburse and indemnify Administrative Agent or such other party for all costs and expenses incurred by Administrative Agent or such other party in the exercise of their rights under this Section 10.
                                    ----------

     11.  Waivers.  No course of dealing between Borrower and Administrative
          -------
Agent or any of their respective successors, transferees and assigns, nor any failure to exercise, nor any delay in exercising, on the part of Administrative Agent or any such other party, any right, power or privilege hereunder or under the Credit Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     12.  Severability.  The provisions of this Security Agreement are
          ------------
severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

     13.  Modification.  This Security Agreement cannot be altered, amended or
          ------------
modified in any way, except as specifically provided in Section 4 hereof or by a writing signed by the parties hereto.

     14.  Cumulative Remedies; Power of Attorney; Effect on Credit Agreement.
          ------------------------------------------------------------------
All of the rights and remedies of Administrative Agent, the other Lenders and their successors, transferees and assigns with respect to the Collateral, whether established hereby or by the Credit Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Borrower hereby authorizes Administrative Agent to make, constitute and appoint any officer or agent of Administrative Agent as Administrative Agent may select, in its sole discretion, as Borrower's true and lawful attorney-in-fact, with power (i) at any time after the occurrence of an Event of Default, to endorse Borrower's name on all applications, documents, papers and instruments necessary or desirable for Administrative Agent in the use of the Collateral, or to grant or issue any exclusive or non-exclusive license under the Collateral to anyone, or to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to anyone free and clear of any encumbrance upon title thereof created after the date of this Security Agreement, and (ii) at any time and from time to time to take any other actions with respect to the Collateral as Administrative Agent reasonably deems in its best interests. Administrative Agent hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney, being coupled with an interest, shall be irrevocable until all Borrower Obligations shall have been paid in full and the Credit Agreement has been terminated. Borrower acknowledges and agrees that this Security Agreement is not intended to limit or restrict in any way the rights and remedies of Administrative Agent, the other Lenders or their successors, transferees and assigns under the Credit Agreement but rather is intended to facilitate the exercise of such rights and remedies. Administrative Agent and such other parties shall have, in addition to all other rights and remedies given it or them by the terms of this Security Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks may be located. Recourse to security will not be required at any time.

     15.  Care of Collateral.  Administrative Agent shall be deemed to have
          ------------------
exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as Borrower shall request in writing, but failure of Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Administrative Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by Borrower shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral unless such failure is the result of gross negligence or willful misconduct.

     16.  Certain Rights Regarding Collateral and Borrower Obligations.
          ------------------------------------------------------------
Administrative Agent may, upon the occurrence and during the continuance of an Event of Default, without notice to Borrower, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) notify the parties obligated on any of the Collateral to make payment to Administrative Agent of any amounts due or to become due hereunder, (c) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto and (d) take control of any proceeds of the Collateral. Administrative Agent may, furthermore, from time to time, whether before or after any of the Borrower Obligations shall become due and payable, without notice to Borrower, take all or any of the following actions: (a) retain or obtain a security interest in any property, in addition to the Collateral, to secure any of the Borrower Obligations, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to Borrower with respect to any of the Borrower Obligations, (c) extend or renew for any period (whether or not longer than the original period) or exchange any of the Borrower Obligations or release or compromise any obligation of any nature of any party with respect thereto, (d) surrender, release or exchange all or any part of any property, in addition to the Collateral, securing any of the Borrower Obligations, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect to any such property, and (e) resort to the Collateral for payment of any of the Borrower Obligations whether or not it shall have resorted to any other property securing the Borrower Obligations or shall have proceeded against any party primarily or secondarily liable on any of the Borrower Obligations.

     17.  Binding Effect; Benefits.  This Security Agreement shall be binding
          ------------------------
upon Borrower and its respective successors and assigns, and shall inure to the benefit of Administrative Agent and its respective successors, transferees and assigns.

     18.  Governing Law.  This Security Agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Illinois as further provided in Section 11.11 of the Credit Agreement.

     19.  Notice.  Whenever it is provided herein that any notice, demand,
          ------
request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other, or whenever either of the parties desires to give or serve upon the other any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in accordance with the provisions of the Credit Agreement.

     20.  Consent to Jurisdiction; Waiver of Jury Trial.  To induce
          ---------------------------------------------
Administrative Agent to accept this Security Agreement, Borrower irrevocably agrees that this Security Agreement incorporates herein Section 11.12 of the Credit Agreement, with respect to submission to jurisdiction and Section 11.14 of the Credit Agreement, with respect to waiver of jury trial.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Security Agreement as of the day first above written.


                                    GRUBB & ELLIS COMPANY, a Delaware
                                    corporation


                                    By:    /s/ Brian Parker
                                           ------------------------------------
                                    Name:   Brian Parker
                                    Title:  Chief Financial Officer & Executive
                                            Vice President

                                    Address:     2215 Sanders Road, Suite 400
                                                 Northbrook, IL 60062
                                    Attention:   General Counsel


                                    BANK OF AMERICA, N.A., a national banking association, as Administrative Agent


                                    By:    /s/ Devon Russell
                                           ------------------------------------
                                    Name:      Devon Russell
                                    Title:     Vice President

                                    Address:    100 North Tyron St.,
                                                NC-1-007-13-06
                                                Charlotte, NC 28255
                                    Attention:  W. Thomas Barnett

STATE OF Illinois      )
         ----------
                       )  ss.:
COUNTY OF Cook         )
          -----


     The foregoing Collateral Trademark Security Agreement was executed and acknowledged before me this 15/th/ day of October, 1999, by Brian Parker
                                                          ---------------------,
personally known to me to be the  Executive VP/CFO            of Grubb & Ellis
                                  ---------------------------
Company, a Delaware corporation, on behalf of such corporation.


(SEAL)

                                     /s/ Rebecca L. Foley
                                    --------------------------------------------
                                    Notary Public
                                       Cook         County, Illinois
                                    ---------------         --------------------
                                    My Commission expires:

                                     9/28/02
                                    --------------------------------------------

STATE OF ___________  )
                      )  ss.:
COUNTY OF _________   )


     The foregoing Collateral Trademark Security Agreement was executed and acknowledged before me this 15/th/ day of October, 1999, by Devon Russell
                                                           --------------------,
personally known to me to be the Vice President Bank of America, N.A., a
                                 --------------
national banking association, as Administrative Agent, on behalf of such Bank.


(SEAL)

                                    Rebecca L. Foley
                                    -------------------------------------
                                    Notary Public
                                    Cook    County, Illinois
                                    -------         --------------
                                    My Commission expires:

                                    9/28/02
                                    ------------------